InfuSystem®

INFUSION MADE EASY®

INVESTOR PRESENTATION

April 2020

(NYSE American: INFU)

Forward-Looking Statement / Non-GAAP Measures

Forward Looking Statement

Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as statements relating to future actions, business plans, objectives and prospects, future operating or financial performance. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "should," "plan," "expect," "strategy," "future," "likely," variations of such words, and other similar expressions, as they relate to the Company, are intended to identify forward-looking statements. Forward-looking statements are subject to factors, risks and uncertainties that could cause actual results to differ materially, including, but not limited to, our dependence on estimates of collectible revenue, potential litigation, changes in third-party reimbursement processes, changes in law and other risk factors disclosed in the Company's most recent annual report on Form 10-K and, to the extent applicable, quarterly reports on Form 10-Q. All forward-looking statements made in this presentation speak only as of the date hereof. InfuSystem does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances, except as required by law.

Non-GAAP Measures

This presentation contains information prepared in conformity with GAAP as well as non-GAAP financial information. The Company believes that the non-GAAP financial measures presented in this presentation provide useful information to the Company's management, investors, and other interested parties about the Company's operating performance because they allow them to understand and compare the Company's operating results during the current periods to the prior year periods in a more consistent manner. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP, and similarly titled non-GAAP measures may be calculated differently by other companies. The Company calculates those non-GAAP measures by adjusting for non-recurring items that are not part of the normal course of business and that the Company's management does not believe will have similar comparable year-over-year items. A reconciliation of those measures to the most directly comparable GAAP measures is provided in Appendix A this presentation.



"The patient is at the center of everything we do as a company"

Rich DiIorio, CEO

"Services and Solutions Facilitating Outpatient Care"

Exceptional Services, Products and People improving access to quality medical equipment at more than 6,500 sites of care

Providing "last mile" solution for DME manufacturers and healthcare providers; focus and scale to improve patient care while lowering costs

- Durable medical equipment (DME) solutions for patients, providers and payers
- Headquartered in Rochester Hills, MI
- 278 employees; five offices serving all 50 states and Canada


Toronto Canada Service Center
Michigan Headquarters
Kansas City Service Center
Boston Service Center
Los Angeles Area Service Center

InfuSystem Key Facts At-a-Glance

33 Years *In Business*	**1,000,000+** Total Patients Impacted	**94,000** DEVICES IN FLEET
8 out of 10 TOP HOSPITALS* Nationwide	**Nearly 675** Third-Party Payer Contracts	

InfuSystem

*Source: US News & World Report, *Best Hospitals*. July 2019

Two Proven Business Platforms

DME SUPPORT SERVICES

Duplicable, lower margin, high turn model
(*concierge services*)

- Pump Rentals
- Consumable sales
- VAR sales (new devices)
- Broker/trader sales (used devices)
- Biomedical service and repair

Direct Payer Model: We are paid directly by the health care provider (hospital/clinic/homecare provider)

INTEGRATED THERAPY SERVICE

Unique, high margin, high service model
(*turnkey therapies*)

- Supply medical equipment
- Supply proprietary consumables
- Equip/supplies logistics
- Hospital/clinic customer service
- Billing and collections (RCM)
- 24x7 nursing support

Third Party Payer Model: We are paid by the patient's medical insurance provider

Total Company Revenue

2019 Revenue: $81.1 million



SALES BY SEGMENT
DME
$29.6M
(36%)
ITS
$51.5M
(64%)
ITS
DME



SALES BY MARKET SEGMENT
$14.3M
(18%)
$40.5M
(50%)
$26.3M
(32%)
Third Party Payor Rental
Direct Payor Rental
Product Sales

ITS: Integrated Therapy Solutions Segment
DME: Durable Medical Equipment Support Services Segment

Platforms Leveraged into Multiple Therapies

Future Growth From Market Share Gains and From Adding New Therapies

DME SUPPORT SERVICES

Duplicable, lower margin, high turn model

(*concierge services*)

1. Home Health Care $1B*
2. Renal Care $1B+
3. Long Term Care - $1B+
4. Enteral $1B+
5. Sales and Biomed $2B+

INTEGRATED THERAPY SERVICES

Unique, high margin, high service model

(*turnkey therapies*)

1. Oncology (ambulatory) - $100M+
2. Post surgical pain management - $200M+
3. Wound Care - $600M
4. Other services (planned for 2020/2021)

* $TAM = Total Addressable Market (North America)

Well-Diversified Payer Mix

% Cash Collected by payer 2019



Commercial payer:
47.7%
No single payer greater than 10.9%
Private Pay 2.4%
~ 6500 Direct Pay Hospital and Alternate Site Customers
Hospital / Alternate Site Direct Pay 48.8%
1.1% Medicaid

DME Support Services

100% Direct Customer Pay

Integrated Therapy Services

- Third party payer (nearly 675 contracts)
- Hospital/clinic pay (oncology and pain)
- Patient (private) pay

Services and Solutions Facilitating Outpatient Care

Mainstream Distribution

- Deliver equipment and supplies
- Order/delivery logistics
- Limited services by design
- Standard direct (invoice) billing



Manufacturer
B2B Distribution
Cost Sensitive
Clinic or Home
Health Provider

Unique Clinic-to-Home

- High Service/High Value “Turnkey” model
- Logistics manufacturer-to-clinic-to-patient
- 24x7 nursing support
- Specialized 3rd party billing



Clinic
B2C Distribution
Service Sensitive
Patient

- Facilitates outpatient care (clinic-to-home) (better outcome, much lower costs)
- “Sharing economy” platform provides lower-cost, higher-service outsourcing (e.g. ridesharing)

Competitive Advantages

Significant Barriers to Entry Based On Unique Focus, National Scale, and Established Payer Network Leveraging High-Service Orientation to Win Concierge Opportunities


Scalability
Clinical Care
Biomedical Services
PATIENT WELLNESS
Patient Safety
Payor Contracts
Quality Control
Centralized Billing Solution

Nursing staff that provides continuous *24/7 support* to patients, minimizing risk and improving outcomes. Expertise in workflow solutions for clinicians that encourage use of best practice standards.

InfuSystem Mobile: The only patient app designed for *instant, two-way communication* with patients and our clinical staff to maintain peace of mind

ISO 9001 Certified & *CHAP* Certified

Over *6,500* customers, Complete coverage of North America

World-class Biomedical service group at *all 5* facilities

Participating, in-network provider with nearly *675* health insurance plans covering *95%* of the U.S. population

Dedicated Revenue Cycle Management team of *60* experts

Oncology: Significant Market Share Gains


Oncology Outpatient Clinics and Third-Party Payer Contracts
2,200
2,000
1,800
1,600
1,400
800
700
600
500
400
1,800
1,800
1,800
2,050
2,150
450
520
600
675
725
FY2016
FY2017
FY2018
FY2019
FY2020*
Oncology Outpatient Clinics
Third Party Payer Contracts
*FY2020 is a management projection

- 2018: Largest elastomeric provider subject to FDA recall
- 2019: Largest market competitor exiting market creating further growth opportunities

Full Year Financial Results

	2018	2019
Revenue	$67.1 million	$81.1 million
Net Income (loss)	($ 1.2) million	$ 1.4 million
AEBITDA[1]	$13.8 million	$18.2 million
Op Cash Flow	$10.7 million	$13.9 million

(1) See Appendix A.

Financial Trend & Current Targets



Net Revenues(1) & AEBITDA(2)
$100.00
$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
$ Millions
$25
$20
$15
$10
$5
$0
$ Millions
$65.7
$65.5
$67.1
$81.1
$89.0
$13.04
$11.69
$13.76
$18.2
$22.00
FY2016
FY2017
FY2018
FY2019
FY2020(3)
Net Revenue
AEBITDA (2)



Cash Flows from Operations
$17.5
$16.0
$14.5
$13.0
$11.5
$10.0
$8.5
$7.0
$ Millions
20.0%
18.5%
17.0%
15.5%
14.0%
12.5%
11.0%
% of Net Revenue
$7.9
$7.7
$11.4
$13.9
$16.5
2016A
2017A
2018A
2019A
2020
Cash Flows from Ops
% of Pro Forma Net Revenue

Notes:
1. 2016-2017 consolidated revenues have been adjusted to reflect the effect of the adoption of ASC 606 in 2018.
2. See Appendix A.
3. We continue to prepare for potential impacts that the current COVID-19 pandemic will have on our previously communicated FY 2020 targets.

Driving Shareholder Value



April 2017
SE 1609 disrupts revenue recognition
November 2017
New CEO Appointed
May 2018
Launch of InfuSystem Mobile
July 2018
$8M Share Purchase
December 2018
Oncology Market Share Gains Begin
October 2019
Board approves $5M share repurchase
Q4 '19 YOY
Revenue up 24%; Net Income of $805K vs loss of $275K
March 2020
WHO Recognizes COVID-19 as World Pandemic

- Rich DiIorio appointed CEO
- Heavier focus on financial analytics & value centers

- INFU repurchases 14% of shares outstanding at $3.10
- Significant market share gains in oncology in 2018 & 2019

- Highest close of $11.75 on 2/19
- Accelerate IR activities, represent company based upon expanding and extending two platforms

Additional Company Statistics

As of April 6, 2019

Stock Price

$9.58

52 Week Range

$4.00 - $11.89

Stock Performance

- 2019: 147%
  $ 3.44 December 31, 2018; $8.53 December 31, 2019
- *LTM*: 97%
  $4.87 April 5, 2019; $9.58 April 6, 2020

ENTERPRISE VALUE

$228 Million

Market Cap

$191 Million



Executive Team



Richard DiIorio - *President, Chief Executive Officer, and Director*
Joined InfuSystem: 2004
Industry Experience: Pharmaceutical, Healthcare, Life Sciences, Medical Device



Barry Steele - *Executive Vice President and Chief Financial Officer*
Joined InfuSystem: 2020
Industry Experience: Automotive OEM, Public Accounting, Medical Device



Carrie Lachance, BSN, RN, CRNI - *Executive Vice President & Chief Operating Officer*
Joined InfuSystem: 2010
Industry Experience: Healthcare, Medical Device, Military



Jeannine Lombardi Sheehan - *Executive Vice President and Chief Administrative Officer*
Joined InfuSystem: 2019
Industry Experience: Retail, Consumer Brands, Digital Advertising, Automotive OEM, Consulting, Hi-Tech, Medical Device



Tom Ruiz- *Executive Vice President & Chief Commercial Officer*
Joined InfuSystem: 2010
Industry Experience: Consumer Brands, Medical Device, Pharmaceutical

Looking Ahead

Focus on strategic offerings and long-term, sustainable growth opportunities



Talent Acquisition

Attract & retain the best talent to maximize business outcomes



New Growth Strategy

Leverage existing platforms to gain market share and profitably enter new therapies



Manufacturer Partnerships

Access to the latest technology; volume discounts; sales & service opportunities



Device Utilization

Smart device deployment to maximize utilization and operationalize efficiencies



Capital Allocation

Maximize value creation by wisely managing balance sheet and cash flows


InfuSystem®
INFUSION MADE EASY®
P-100

InfuSystem Holdings, Inc.

- **IR Contact Info:**
- Joe Dorame, Managing Partner
- Lytham Partners, LLC
- 602-889-9700
- dorame@lythampartners.com

Appendix A – GAAP to NON-GAAP Reconciliation

NET INCOME (LOSS) TO ADJUSTED EBITDA:

(in thousands)	Twelve Months Ended December 31, 2016	2017	2018	2019
GAAP net income (loss)	(222)	(20,707)	(1,095)	1,361
Adjustments:				
Interest expense	1,344	1,332	1,420	1,904
Income tax provision (benefit)	(142)	15,450	53	163
Depreciation	6,895	6,963	6,659	7,940
Asset impairment	-	993	-	-
Amortization	3,849	5,560	4,649	4,402
Non-GAAP EBITDA	**$ 11,724**	**$ 9,591**	**$ 11,686**	**$ 15,770**
Stock compensation costs	462	682	957	997
ASC 842 accounting principle change	-	-	-	252
Office move expenses	-	-	-	258
Restatement costs	394	28	-	-
Early termination fees for capital leases	-	292	98	190
Exited facility costs	-	-	44	-
Management reorganization/transition costs	153	737	250	76
Fees to integrate business of other provider	-	-	-	163
Contested proxy and other shareholder costs	-	200	251	23
Certain other non-recurring costs	304	160	476	491
Non-GAAP Adjusted EBITDA	**$ 13,037**	**$ 11,690**	**$ 13,762**	**$ 18,220**

Future period non-GAAP guidance includes adjustments for items not indicative of our core operations, which may include, without limitation, items included in the schedule above. Such adjustments may be affected by changes in ongoing assumptions and judgments, as well as nonrecurring, unusual or unanticipated charges, expenses or gains or other items that may not directly correlate to the underlying performance of our business operations. The exact amounts of these adjustments are not currently determinable but may be significant. It is therefore not practicable to provide the comparable GAAP measures or reconcile this non-GAAP guidance to the most comparable GAAP measures.